OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Supplement dated June 26, 2013 to the Prospectus and

Statement of Additional Information, each dated December 28, 2012

This supplement amends the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of Oppenheimer Limited-Term Government Fund (the “Fund”), each dated December 28, 2012, and is in addition to any other supplements.

Effective July 1, 2013:

1. The table titled “Annual Fund Operating Expenses” and the footnotes that immediately follow it, on page 3 of the Prospectus, have been deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y	Class I2
Management Fees	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	1.00%	0.49%	None	None
Other Expenses	0.24%	0.24%	0.24%	0.24%	0.24%	0.05%
Total Annual Fund Operating Expenses	0.89%	1.65%	1.65%	1.14%	0.65%	0.46%
Fee Waivers and/or Expense Reimbursement[3]	(0.09%)	(0.05%)	(0.05%)	(0.04%)	(0.15%)	None
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.80%	1.60%	1.60%	1.10%	0.50%	0.46%
1.	Expenses have been restated to reflect current fees.
2.	Estimated expenses for the first full fiscal year that Class I shares are offered. Class I shares will first be offered on the date of this prospectus.
3.	After discussions with the Fund’s Board of Trustees, the Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that total annual fund operating expenses will not exceed 0.80% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares, 1.10% for Class N shares and 0.50% for Class Y shares. These expense limitations may not be amended or withdrawn until after one year from the date of this prospectus.

2. The table under the section titled “Example,” on page 3 of the Prospectus, has been deleted in its entirety and replaced with the following:

If shares are redeemed:					If shares are not redeemed:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$305	$495	$700	$1,293	$305	$495	$700	$1,293
Class B	$564	$720	$999	$1,572	$164	$520	$899	$1,572
Class C	$264	$520	$899	$1,966	$164	$520	$899	$1,966
Class N	$213	$360	$627	$1,390	$113	$360	$627	$1,390
Class Y	$51	$194	$348	$799	$51	$194	$348	$799
Class I*	$47	$148	$258	$580	$47	$148	$258	$580

*Based on estimated expenses for Class I shares for the first fiscal year.

3. The paragraph under the section titled “The Transfer Agent,” on page 67 of the SAI, has been deleted in its entirety and replaced with the following:

The Transfer Agent. OFI Global Asset Management, Inc. is the Fund’s Transfer Agent. It serves as the Transfer Agent for a fee based on annual net assets. Shareholder Services, Inc., an affiliate of the Transfer Agent, doing business as OppenheimerFunds Services, is the Fund’s Sub-Transfer Agent. OppenheimerFunds Services is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to OppenheimerFunds Services at the address and toll-free numbers shown on the back cover.

June 26, 2013                                                                                                                                         PS0855.046